Exhibit 99.3

WARRANT

Serial No. W-D-___

THE SECURITIES TO BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CANYON RESOURCES CORPORATION
a Delaware corporation

STOCK PURCHASE WARRANT

___shares	March 15, 2005

     THIS CERTIFIES THAT, for value received, ___(“Holder”) is entitled to subscribe for and purchase up to ___validly issued, fully paid and nonassessable shares (“Warrant Shares”) of Common Stock of Canyon Resources Corporation, a Delaware corporation (the “Company”), at the exercise price to be determined in accordance with Section 2 below (the “Exercise Price”), subject to the terms, conditions and adjustments hereinafter set forth.

     1. Definitions. As used in this Warrant, in addition to other capitalized terms defined elsewhere herein, the following terms have the meanings indicated:

     “Act” means the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder.

     “Business Day” means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of Colorado.

     “Common Stock” means the authorized voting common stock of the Company.

     “Exercise Date” has the meaning specified in Section 3(c) below.

     “Exercise Form” means an Exercise Form in the form annexed hereto as Exhibit A.

     “Exercise Period” has the meaning specified in Section 2(a) below.

     “Expiration Date” means March 14, 2008.

     “Issue Date” means the date this Warrant was issued to Holder, which is set forth on the first page of this Warrant.

     “Organic Change” has the meaning specified in Section 5(b) below.

2. Exercise of Warrant.

     a. Term of Warrant. Subject to the terms and conditions set forth below, this Warrant may be exercised, in whole or in part, by Holder at any time, or from time to time, during the term commencing six (6) months and seven (7) days after the Issue Date (i.e., September 22, 2005) and ending at 5:00 p.m., Denver, Colorado time on the Expiration Date (the “Exercise Period”). This Warrant shall expire on the Expiration Date if and to the extent not exercised by Holder during the Exercise Period.

     b. Exercise Price. At any time during the Exercise Period, except as set forth below in this Section 2(b) and subject to potential adjustment from time to time pursuant to Section 5 hereof, this Warrant shall be exercisable at an Exercise Price of $1.03 per share of Common Stock. Notwithstanding any other provision hereof, the Company, in its sole discretion, may reduce the Exercise Price at any time and for such periods of time as the Company deems advisable.

3. Method of Exercise; Payment; Stock Certificates.

     a. Method of Exercise; Payment of Exercise Price. The purchase rights represented by this Warrant may be exercised by Holder, in whole or in part, at any time, or from time to time, during the Exercise Period by the surrender of this Warrant (with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased) at the principal office of the Company, and by the payment to the Company in cash, by certified, cashier’s or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price for those Warrant Shares specified in the Exercise Form.

     b. Stock Certificates. In the event of the exercise of the rights represented by this Warrant as provided above, the Company shall promptly issue and deliver to Holder a certificate representing the shares of Common Stock so purchased by Holder.

     c. When Exercise Effective. The exercise of this Warrant shall be deemed effective on the Business Day on which this Warrant (together with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased) is surrendered to the Company as provided in this

Section 3 (the “Exercise Date”). If this Warrant is exercised in part, the Company at its expense will execute and deliver to Holder a new Warrant of like tenor exercisable for the number of Warrant Shares for which this Warrant may still thereafter be exercised.

     4. Stock Fully Paid; Reservation of Shares. All shares of Common Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of all taxes, liens and charges with respect to the issue thereof. During the Exercise Period, the Company shall at all times have authorized and reserved (or promptly hereafter shall take such actions as may be necessary or appropriate to increase its authorized capital so as to be able to authorize and reserve) a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. Certain Adjustments.

     a. Capital Adjustments. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price then in effect pursuant to Section 2(b) shall be subject to adjustment as follows:

(i) Stock Splits, Etc. If at any time after the Issue Date the number of shares of Common Stock outstanding shall be increased by a subdivision or split-up of shares of Common Stock, or by a stock dividend or recapitalization, then immediately after the effective date of such increase, as the case may be, the number of Warrant Shares to be delivered upon exercise of this Warrant will be increased so that Holder will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (iii).

(ii) Combination of Stock. If at any time after the Issue Date the number of shares of Common Stock outstanding shall be decreased by a combination of shares of Common Stock, then, immediately after the effective date of such combination, the number of Warrant Shares to be delivered upon exercise of this Warrant will be decreased so that Holder thereafter will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (iii).

(iii) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as provided pursuant to this Section 5(a), the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

     b. Reorganization, Reclassification, Consolidation, Merger or Sale. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, securities and/or other property with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change”. Prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon exercise of the rights represented by this Warrant, such cash, securities and/or other property as such Holder would have received in connection with such Organic Change if such Holder had exercised this Warrant immediately prior to such Organic Change. The Company shall not effect any Organic Change, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from the Organic Change assumes, by written instrument, the obligation to deliver to Holder such cash, securities and/or other property as, in accordance with the foregoing provisions, Holder may be entitled to acquire.

     c. Similar Actions. In the case the Company, at any time or from time to time, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in Section 5(a) or (b) (but not including any action described in any such subsections) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the number of Warrant Shares and/or the Exercise Price as a result of such action, then, and in each such case, the number of Warrant Shares and/or the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Holder).

     6. Notices of Adjustment. Whenever the Exercise Price and/or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall give written notice to Holder, setting forth in reasonable detail the calculation of such adjustment. The Corporation shall also give written notice to Holder at least 20 days prior to the date on which any Organic Change shall take place.

     7. Replacement of Warrant. On receipt by the Company of an affidavit of an authorized representative of Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of this Warrant), the Company, at its expense, shall promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

8. Restrictive Legends.

     a. Each Warrant issued in substitution for this Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES TO BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     b. Each certificate for Warrant Shares issued upon the exercise of this Warrant shall be stamped or otherwise imprinted with legends in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     9. No Rights as Stockholder. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company.

10. Registration Rights

     a. S-3 Registration. At any time after the commencement of the Exercise Period that the Holder holds this Warrant exercisable into Warrant Shares or Warrant Shares which are not then registered pursuant to an effective registration statement and that are not eligible for resale pursuant to Rule 144, within sixty (60) days of becoming eligible to register the Warrant Shares on a Form S-3, the Company shall promptly commence, and use its commercially reasonable best efforts to pursue to effectiveness, the registration of such Warrant Shares on Form S-3. The Company shall be obligated only to register such Warrant Shares on Form S-3, or its successor or replacement form that authorizes incorporation by reference of financial and other information from the Company’s periodic reports (the “Form S-3”), and only if and to the extent that the Company is eligible to use such form. The Company shall have no obligation under this section to register the Warrant Shares on any other available form (e.g., Form S-1).

     b. Piggyback Registration. At any time after the commencement of the Exercise Period that the Holder holds this Warrant exercisable into Warrant Shares or Warrant Shares that are not then registered pursuant to an effective registration statement and that are not eligible for resale pursuant to Rule 144, if the Company, in the exercise of its sole discretion, shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to the Holder a written notice of such determination and, if within fifteen days after the date of such notice, the Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Warrant Shares the Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights; provided, however, that the Company shall have no obligation to include such Warrant Shares in such registration statement, if in the good faith opinion of the Company or the underwriter(s), inclusion of such Warrant Shares would adversely affect such registered offering.

     11. Notices. All notices and communications under this Warrant shall be in writing and shall be either delivered in person accompanied by a signed receipt therefore or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows:

(i)	if to the Company, to: Canyon Resources Corporation 14142 Denver West Parkway, Suite 250 Golden, Colorado 80401

(ii)	if to Holder, to the address of Holder as it appears in the books of the Company.

Any notice or communication shall be deemed given when received.

     12. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

CANYON RESOURCES CORPORATION

By:

James K. B. Hesketh, President

- Exhibit A -

EXERCISE FORM

(To be executed upon exercise of the Warrant)

     Reference is made to the attached Stock Purchase Warrant. The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant, to purchase ___Warrant Shares and herewith tenders payment for such Warrant Shares to the order of Canyon Resources Corporation in the amount of $___in accordance with the terms of the Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificate be delivered to the undersigned’s address below.

     If such number of Warrant Shares purchased shall not be all of the Warrant Shares evidenced by the Warrant, the undersigned requests that a new Warrant of like tenor for the balance remaining of such Warrant Shares be registered in the name of the undersigned and that such Warrant be delivered to the undersigned’s address below.

     Dated: _____________________

Signature

(Print Name and Title, if applicable)

(Street Address)

(City) (State) (Zip Code)

Signed in the presence of: